Exhibit 99.1

VERSO TECHNOLOGIES, INC.

2007 RESTRICTED STOCK AND OPTION INCENTIVE PROGRAM

ARTICLE I
Purpose of the Program

Section 1.1  Purpose.  The purpose of the Verso Technologies, Inc. 2007 Restricted Stock and Option Incentive Program (the “Program”) is to facilitate the ownership of Common Stock by eligible employees by permitting them to elect to receive a portion of their salary in the form of shares of restricted Common Stock and options to purchase Common Stock under the Verso Technologies, Inc. 1999 Stock Incentive Plan, as amended (the “1999 Plan”), thereby further aligning the interests of such employees with those of the shareholders.  This Program is intended to represent a formulae award program under the Plan and it does not constitute a separate compensatory plan.

ARTICLE II
Definitions

Section 2.1  Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

“Board” means the Board of Directors of the Company.

“Committee” means the Compensation Committee of the Company’s Board or the responsible individual as designated by such Compensation Committee to administer the Program pursuant hereto.

“Common Stock” means the Company’s common stock, $.01 par value per share.

“Company” means Verso Technologies, Inc., a Minnesota corporation, or, where appropriate, its direct or indirect subsidiaries.

“Election Form” means a form, substantially in the form attached hereto as Exhibit A, pursuant to which an Eligible Employee elects to defer Salary under the Program.

“Election Period” means the period designated by the Committee during which Eligible Employees may elect to receive Options and Restricted Shares in lieu of a portion of their Salary for the Participation Period.  The Election Period shall end on October 15, 2007, by which date any Eligible Employee who wishes to participate in the Program for the Participation Period shall have delivered a valid Election Form to the Program Administrator as provided in Section 4.2.

“Eligible Employee” means any employee of the Company or any of its subsidiaries who is eligible to be a Participant, as determined by the Committee from time to time.

“Option” means an option to purchase Shares awarded under Article 5 but shall be deemed granted under, subject to the terms and conditions of, and controlled by the 1999 Plan.  Options awarded pursuant hereto are not incentive stock options within the meaning of the 1999 Plan or Section 422 of the Internal Revenue Code.

“Program” means the Verso Technologies, Inc. 2007 Restricted Stock and Option Incentive Program.

“Program Administrator” means the Committee or the responsible individual as designated by the Compensation Committee of the Board to administer the Program pursuant to Section 3.2.

“Participant” means any Eligible Employee who is participating in the Plan.

“Participation Period” means the period from October 16, 2007 through March 31, 2008.

“Restricted Shares” means shares of Common Stock awarded under Article 5 but shall be deemed granted pursuant to Section 7 of the 1999 Plan, which shares are subject to the restrictions on transferability and risk of forfeiture imposed by such section.

“Salary” means the cash payable by the Company to an Eligible Employee for services to the Company or any of its affiliates, as such amount may be determined from time to time.

“Shares” means shares of the Common Stock.

Other capitalized terms used herein and not defined shall have the meaning given such terms in the 1999 Plan.

ARTICLE III
Administration of the Plan

Section 3.1  Administrator of the Plan.  The Committee shall administer the Program.

Section 3.2  Authority of Committee.  The Committee shall have full power and authority to:  (i) interpret and construe the Program and adopt such rules and regulations as it shall deem necessary and advisable to implement and administer the Program; and (ii) designate persons to carry out its responsibilities, subject to such limitations, restrictions and conditions as it may prescribe, such determinations to be made in accordance with the Committee’s best business judgment as to the best interests of the Company and its shareholders and in accordance with the purposes of the Program.  The Committee may delegate administrative duties under the Program to one or more agents, as it shall deem necessary or advisable.

Section 3.3  Effect of Committee Determinations.  No member of the Committee or the Board or the Program Administrator shall be personally liable for any action or determination made in good faith with respect to the Program or any awards made in accordance herewith or to any settlement of any dispute between an Eligible Employee and the Company.  Any decision or action taken by the Committee or the Board with respect to an award pursuant hereto or the administration or interpretation of the Program shall be conclusive and binding upon all persons.

ARTICLE IV
Participation

Section 4.1  Salary Reduction.  Unless otherwise provided, an Eligible Employee may elect to forego a minimum of $1,000 and up to 50% (in whole dollar increments) of his or her Salary and receive in lieu thereof Restricted Shares and Options in accordance with the terms of the 1999 Plan ($1 Salary reduction equals $1 in Restricted Shares (valued at Fair Market Value on the date of grant without reduction for any restrictions thereon plus an Option for an equal number of Restricted Shares granted).

Section 4.2  Election to Participate.  An Eligible Employee who wishes to forego a portion of his or her Salary during the Participation Period must irrevocably elect to do so during the Election Period by delivering a valid Election Form to the Program Administrator.  The Election Form shall indicate the percentage of Salary to be converted to Restricted Shares and Options under the Program.  An Eligible Employee’s participation in the Program will be effective as of the first day of the Participation Period.  The amount of Salary which an Eligible Employee elects to forego under the Program shall be deducted ratably from the payments of Salary the Eligible Employee is otherwise entitled to receive during the Participation Period.

Section 4.3  Irrevocability; Subsequent Elections.  Elections to participate in the Program are irrevocable and shall be valid only for the Participation Period.

Section 4.4  No Right to Continue as an Employee.  Nothing contained in the Program shall be deemed to give any Eligible Employee the right to be retained as an employee of the Company or any of its affiliates.

Section 4.5  Responsibility for Election to Participate.  Each Eligible Employee is solely responsible for any decision to elect Restricted Shares and Options in lieu of Salary under the Program and accepts all investment risks entailed by such decision, including the risk of loss and a decrease in the value of the amounts he or she elects to receive in Restricted Shares and Options.

ARTICLE V
Restricted Shares and Options

Section 5.1  The Restricted Shares and Options will be awarded on October 16, 2007 and shall be subject to the terms of the 1999 Plan in all respects.  The Options will be Non-Statutory  Stock Options, will have an exercise price equal to the Fair Market Value as of the day of grant and will be exercisable during a 10-year period following the grant thereof, subject to the vesting requirement.

ARTICLE VI
Vesting; Termination

Section 6.1  Options Vesting.  The Options shall vest in the amounts and subject to the achievement of the following performance thresholds. The total vesting shall not exceed 100% of the options granted.

Percentage Vested	Achievement Requirement for Vesting

30% or more
The Company achieves Earnings Before Interest, Taxes, Depreciation and Amortization, One-Time Charges and Stock Based Compensation of $0 or better for Q4 2007.  For each incremental $250,000 that the Company exceeds the breakeven adjusted EBITDA level, an additional 5% shall vest.

30% or more
The Company achieves Earnings Before Interest, Taxes, Depreciation and Amortization, One-Time Charges and Stock Based Compensation of $0 or better for Q1 2008.  For each incremental $250,000 that the Company exceeds the break-even adjusted EBITDA level, an additional 5% shall vest.

15% or more
Revenue for the three month period from October 1 to December 31, 2007 must be greater than the reported revenue for the third quarter ended September 30, 2007. For each incremental $500,000 that the Company exceeds the stipulated revenue level, an additional 5% shall vest.

15% or more
Revenue for the three month period from January 1 to March 31, 2008 must be greater than the reported revenue for the third quarter ended September 30, 2007. For each incremental $500,000 that the Company exceeds the stipulated revenue level, an additional 5% shall vest.

5-10% or more
The Company’s existing September 30, 2007 on-hand gross inventory levels are reduced by at least $1.0 million (exclusive of the impact of any reserves) during the Participation Period.  If the Company’s inventory levels are reduced by less then $1.0 million but greater than $750,000, then the vesting would be limited to 5%.  For each incremental $250,000 that the Company reduces inventory levels beyond $1.0 million an additional 5% shall vest.

These goals may be adjusted for acquisitions, dispositions and/or other unusual items, in the Committee’s sole discretion.  The vesting for the above criteria will be determined from the Company’s financial results determined on a basis consistent with generally accepted accounting practices. Participants will be notified of the vesting immediately following the public announcement of the Company’s financial results for the applicable periods.

Section 6.2  Restricted Shares Vesting.  The Restricted Shares shall vest ratably with the first vesting date of November 30, 2007 and on a monthly basis at the end of each calendar month thereafter during the Participation Period.  For instance, on November 30 you will vest 28% (3 pay periods of the total 11 pay periods) and 18% at the end of the four remaining months thereafter of the Participation Period.

Section 6.3  Termination.  Upon termination of a Participant’s employment for any reason whatsoever (voluntarily or involuntarily, whether by the Company or by the Participant), the Participant’s participation in the Program shall cease effective the last day of the month prior to the Participant’s termination. The Participant shall forfeit all then-unvested Restricted Shares and Options.

ARTICLE VII
Amendment and Termination

Section 7.1  Termination, Suspension and Amendment.  The Committee may amend, terminate or suspend the Program at any time; provided that, no such amendment, termination or suspension of the Program shall adversely affect any Restricted Shares or Options previously granted in accordance with the Program, without the written consent of the Optionee.

Section 7.2  Expiration.  Unless earlier terminated by the Board, the Program shall expire on March 31, 2008.

ARTICLE VIII

Miscellaneous

Section 8.1  Effective Date.  The Program shall become effective as of the date of adoption by the Committee.

Section 8.2  Certain Tax Consequences. A discussion regarding certain United States federal income taxes consequences of participating in the Program is attached hereto as Exhibit A and is incorporated herein by reference. EACH PARTICIPANT SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF PARTICIPATING IN THE PROGRAM.

Section 8.3  Withholding.  The Committee has the authority to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Program.

EXHIBIT A

VERSO TECHNOLOGIES, INC.

2007 RESTRICTED STOCK AND OPTION INCENTIVE PROGRAM

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

THE BELOW DESCRIPTION OF CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF PARTICIPATING IN THE VERSO TECHNOLOGIES, INC. 2007 RESTRICTED STOCK AND OPTION INCENTIVE PROGRAM (THE “PROGRAM”) IS BASED ON STATUTES, REGULATIONS AND INTERPRETATIONS IN EFFECT AS OF THE EFFECTIVE DATE OF THE PROGRAM AS PRESCRIBED THEREIN. THE BELOW DESCRIPTION DOES NOT ADDRESS NON-U.S. OR STATE AND LOCAL INCOME TAX CONSEQUENCES. IN ADDITION, THE BELOW DESCRIPTION IS NOT INTENDED TO ADDRESS SPECIFIC TAX CONSEQUENCES APPLICABLE TO AN INDIVIDUAL PARTICIPANT WHO RECEIVES AN INCENTIVE AWARD.  ACCORDINGLY, EACH PERSON SHOULD CONSULT HIS OR HER OWN TAX ADVISOR WITH RESPECT TO THE CONSEQUENCES OF PARTICIPATING IN THE PROGRAM BEFORE ELECTING TO PARTICIPATE.

Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Program.

Non- Statutory Stock Options

The Options issued pursuant to the Program constitute Non-Statutory Stock Options under the 1999 Plan.  Neither the Participant nor the Company incurs any federal income tax consequences as a result of the grant of a Non-Statutory Stock Option pursuant to the Program. Upon exercise of a Non-Statutory Stock Option, a Participant will recognize ordinary income, subject, in the case of employees, to payroll tax withholding requirements, on the “includability date” in an amount equal to the difference between (i) the Fair Market Value of the shares of Common Stock purchased, determined on the includability date; and (ii) the consideration paid for the shares of Common Stock. The includability date generally will be the date of exercise of the Non-Statutory Stock Option. The Participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see below). Special rules will apply if previously acquired shares of Common Stock are permitted to be tendered in payment of an Option exercise price or if shares of Common Stock otherwise to be received pursuant to the exercise of such Option are used for such purpose.

At the time of a subsequent sale or disposition of any shares of Common Stock obtained upon exercise of a Non-Statutory Stock Option, any gain or loss will be a capital gain or loss. Such capital gain or loss will be long-term capital gain or loss if the sale or disposition occurs more than one year after the includability date and short-term capital gain or loss if the sale or disposition occurs one year or less after the includability date.

In general, the Company will be entitled to a compensation expense deduction in connection with the exercise of a Non-Statutory Stock Option for any amounts includable in the taxable income of the participant as ordinary income, provided the Company complies with the applicable withholding and reporting requirements.

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Restricted Shares

The Restricted Shares issued pursuant to the Program constitute Restricted Stock Awards under the 1999 Plan. With respect to shares of Common Stock (if any) issued pursuant to a Restricted Stock Award that are not subject to a substantial risk of forfeiture at the time of grant, a Participant will recognize ordinary income, subject, in the case of employees, to payroll tax withholding requirements, in the year of receipt in an amount equal to the Fair Market Value of the shares of Common Stock received on the date of grant. With respect to shares of Common Stock that are subject to a substantial risk of forfeiture at the time of grant, a Participant may file an election under Section 83(b) of the Code within 30 days after the date of grant to recognize ordinary income, subject, in the case of employees, to payroll tax withholding requirements, in the year of receipt in an amount equal to the Fair Market Value of the shares of Common Stock received on the date of grant (determined as if the shares of Common Stock were not subject to any risk of forfeiture). If a Section 83(b) election is made, the Participant will not recognize any additional income when the restrictions on the shares of Common Stock issued in connection with the Restricted Stock Award lapse. In general, the Company will receive a corresponding tax deduction for any amounts includable in the taxable income of the Participant as ordinary income, provided the Company complies with the applicable withholding and reporting requirements. At the time any such shares of Common Stock are sold or disposed of, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of receipt of the Restricted Stock Award.

A Participant who does not make a Section 83(b) election within 30 days of the receipt of a Restricted Stock Award that is subject to a risk of forfeiture will recognize ordinary income, subject, in the case of employees, to payroll tax withholding requirements, at the time of the lapse of the restrictions in an amount equal to the then Fair Market Value of the shares of Common Stock free of restrictions. In general, the Company will receive a corresponding tax deduction for any amounts includable in the taxable income of a participant as ordinary income, provided the Company complies with the applicable withholding and reporting requirements. At the time of a subsequent sale or disposition of any shares of Common Stock issued in connection with a Restricted Stock Award as to which the restrictions have lapsed, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date the restrictions lapse. Any dividends received by a Participant with respect to unvested shares will, unless such Participant has made a valid Section 83(b) election, constitute compensation income (for which the Company generally will be entitled to a corresponding tax deduction) subject to the Participant’s ordinary income tax rates and to wage withholding and reporting by the Company.

Excise Tax on Parachute Payments

In the case of any Participant that may have separate contractual rights to post-employment termination payments from the Company or a Subsidiary that may be triggered in connection with a change in ownership or control of the stock or assets of the Company, any acceleration in the vesting of Restricted Stock Awards or Non-Statutory Stock Options in connection with such changes may be aggregated with such payments to determine whether the Participant receives an “excess parachute payment” subject to Sections 280G and 4999 of the Code.  In general, if a Participant were found to have received an excess parachute payment, the Participant would be subject to an additional, nondeductible 20% excise tax on the amount thereof, and the Company would not be allowed to claim any deduction with respect thereto.

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